ADOPTION AGREEMENT AND
                          AMENDMENT TO TRANSFER AGENCY
                             AND SERVICES AGREEMENT
                    (With Facilities Management Arrangement)

         This Adoption Agreement and Amendment, dated as of February 14, 2000 is made to the Transfer Agency and Services Agreement dated as of June 1, 1995, as amended (the "Agreement"), by and among NATIONS FUND, INC., NATIONS FUND TRUST, THE CAPITOL MUTUAL FUNDS, d/b/a NATIONS RESERVES, NATIONS LIFEGOAL FUNDS, INC. and NATIONS ANNUITY TRUST and each other party which may become a party thereto pursuant to the terms of the Agreement (individually, a "Fund," and collectively, the "Funds") and PFPC INC., formerly known as THE SHAREHOLDER SERVICES GROUP, INC. (the "Transfer Agent").

                                    RECITALS

         WHEREAS, the Transfer Agent serves as transfer agent, dividend disbursing agent and agent in connection with certain other services for the Funds pursuant to the Agreement; and

         WHEREAS, Section 17.2 of the Agreement provides that, subsequent to the date of the Agreement, a registered investment company (a "New Fund") for which Bank of America, N.A., or any of its affiliates acts as investment adviser may become a party to the Agreement upon execution of a written adoption agreement (an "Adoption Agreement") by such New Fund pursuant to which such New Fund agrees to be bound by the terms of the Agreement; and

         WHEREAS, the Board of Trustees of Nations Funds Trust (the "Trust") has approved the selection of the Transfer Agent to serve as the transfer and dividend disbursing agent for all classes of shares of the portfolios of the Trust; and

         WHEREAS, the Trust is advised by Banc of America Advisors, Inc., an affiliate of Bank of America, N.A.;

                                    AGREEMENT

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Funds and the Transfer Agent agree that the Agreement shall be amended as follows:

         1. The Funds hereby authorize the addition of the Trust as a party to the Agreement effective upon the execution of this Adoption Agreement and Amendment to Transfer Agency and Services Agreement.

         2. The Trust agrees to be bound by the terms of the Agreement.

         3. The Trust is hereby deemed a Fund for all purposes of the Agreement and shall have all the rights, obligations and duties of a Fund under the Agreement.

         4. Schedule G, attached hereto, is hereby attached to the Agreement as Schedule G and is deemed a part of the Agreement.

         5. The terms and provisions of this Adoption Agreement and Amendment shall be deemed a part of the Agreement for all purposes. To the extent that any provisions of this Adoption Agreement and Amendment modify or are otherwise inconsistent with any provisions of the Agreement, the provisions of this Adoption Agreement and Amendment shall control. In all other respects, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Adoption Agreement and Amendment to be executed by their duly authorized officers, as of the day and year first above written.


                                      PFPC INC., formerly, THE SHAREHOLDER
                                      SERVICES GROUP, INC.

                                       By:  ______________________________
                                            Name:
                                            Title:


                                      NATIONS FUND, INC.

                                       By:  /s/ A. Max Walker
                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Directors


                                      NATIONS FUND TRUST

                                       By:  /s/ A. Max Walker
                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Trustees


                                      THE CAPITOL MUTUAL FUNDS, d/b/a
                                      NATIONS RESERVES

                                       By:  /s/ A. Max Walker
                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Trustees

                                      NATIONS LIFEGOAL FUNDS, INC.
                                       By:  /s/ A. Max Walker
                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Directors

                                      NATIONS ANNUITY TRUST

                                       By:  /s/ A. Max Walker
                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Trustees

                                      NATIONS FUNDS TRUST
                                       By:  /s/ A. Max Walker
                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Trustees

                                   SCHEDULE G
                                 FUND PORTFOLIOS

NATIONS FUND TRUST:
1.       Nations Government Money Market Fund
2.       Nations Tax Exempt Fund
3.       Nations Value Fund
4.       Nations Strategic Growth Fund
5.       Nations Capital Growth Fund
6.       Nations Emerging Growth Fund
7.       Nations Equity Index Fund
8.       Nations Managed Index Fund
9.       Nations Managed SmallCap Index Fund
10.      Nations Managed Value Index Fund
11.      Nations Managed SmallCap Value Index Fund
12.      Nations Disciplined Equity Fund
13.      Nations Balanced Assets Fund
14.      Nations Short-Intermediate Government Fund
15.      Nations Short-Term Income Fund
16.      Nations Diversified Income Fund
17.      Nations Strategic Fixed Income Fund
18.      Nations Municipal Income Fund
19.      Nations Short-Term Municipal Income Fund
20.      Nations Intermediate Municipal Bond Fund
21.      Nations Florida Intermediate Municipal Bond Fund
22.      Nations Florida Municipal Bond Fund
23.      Nations Georgia Intermediate Municipal Bond Fund
24.      Nations Georgia Municipal Bond Fund
25.      Nations Maryland Intermediate Municipal Bond Fund
26.      Nations Maryland Municipal Bond Fund
27.      Nations North Carolina Intermediate Municipal Bond Fund
28.      Nations North Carolina Municipal Bond Fund
29.      Nations South Carolina Intermediate Municipal Bond Fund
30.      Nations South Carolina Municipal Bond Fund
31.      Nations Tennessee Intermediate Municipal Bond Fund
32.      Nations Tennessee Municipal Bond Fund
33.      Nations Texas Intermediate Municipal Bond Fund
34.      Nations Texas Municipal Bond Fund
35.      Nations Virginia Intermediate Municipal Bond Fund
36.      Nations Virginia Municipal Bond Fund

NATIONS FUND, INC.:
1.       Nations Prime Fund
2.       Nations Treasury Fund
3.       Nations Equity Income Fund
4.       Nations U.S. Government Bond Fund
5.       Nations Small Company Growth Fund
6.       Nations Government Securities Fund
7.       Nations International Growth Fund

NATIONS RESERVES:
1.       Nations Government Reserves
2.       Nations Municipal Reserves
3.       Nations Cash Reserves
4.       Nations Treasury Reserves

5.       Nations Money Market Reserves
6.       Nations California Tax Exempt Reserves
7.       Nations Asset Allocation Fund
8.       Nations Capital Income Fund
9.       Nations California Municipal Bond Fund
10.      Nations Intermediate Bond Fund
11.      Nations Blue Chip Fund
12.      Nations Marsico Focused Equities Fund
13.      Nations Marsico Growth & Income Fund
14.      Nations International Equity Fund
15.      Nations International Value Fund
16.      Nations Emerging Markets Fund

NATIONS LIFEGOAL FUNDS, INC.
1.       Nations LifeGoal Growth Portfolio
2.       Nations LifeGoal Balanced Growth Portfolio
3.       Nations LifeGoal Income and Growth Portfolio

NATIONS ANNUITY TRUST:
1.       Nations Value Portfolio
2.       Nations International Growth Portfolio
3.       Nations Disciplined Equity Portfolio
4.       Nations Marsico Focused Equities Portfolio
5.       Nations Marsico Growth & Income Portfolio
6.       Nations Managed Index Portfolio
7.       Nations Managed SmallCap Index Portfolio
8.       Nations Balanced Assets Portfolio

NATIONS FUNDS TRUST:
1.       Nations High Yield Bond Fund
2.       Nations Kansas Municipal Income Fund
3.       Nations MidCap Index Fund

CLOSED END FUNDS:
1.       Nations Balanced Target Maturity Fund
2.       Nations Government Income Term Trust 2003, Inc.
3.       Nations Government Income Term Trust 2004, Inc.

Last Amended:     February 14, 2000